UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2007

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Six Parkway North, Deerfield, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

APAC Customer Services, Inc. (the "Company") has been chosen by United Parcel Services ("UPS") to manage its Tampa, Florida customer interaction center and to provide customer care management and related services there, beginning April 30, 2007. The Company has had a relationship with UPS since 1995 and currently operates UPS’s Newport News, VA customer interaction center.

The expansion of the Company's relationship with UPS does not materially change management's previously issued guidance contained in its press release, dated February 23, 2007, setting forth the Company’s financial results for the fourth fiscal quarter and fiscal year ended December 31, 2006, and discussed on its earnings conference call of that same date. For those unable to listen to the February 23, 2007 earnings conference call, a replay of the call is available until 11:00 p.m. CT (12:00 ET) on March 6, 2007, by dialing (888) 203-1122, (719) 457-0820 for international participants. The confirmation number for the replay is 3394990.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the beliefs and expectations of the Company and its management, are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors, which may cause actual events and results to differ materially from historical results or the future results expressed or implied by the forward-looking statements. The Company intends its forward-looking statements to speak only as of the date on which they were made. The Company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause actual results to differ from historical results or those expressed or implied in the forward-looking statements: revenue is generated from a limited number of clients and the loss of one or more significant clients could have a material adverse effect on the Company; terms of our client contracts; availability of cash flows from operations and borrowing availability under the Company's loan agreements; ability to effectively manage customer care center capacity and offshore growth; ability to conduct business internationally, including managing foreign currency exchange risks; ability to attract and retain qualified employees; and fluctuations in revenue associated with the Company's Medicare Part D enrollment and customer care programs.

Other reasons that may cause actual results to differ from historical results or those expressed or implied in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended January 1, 2006 and its subsequent filing on Form 10-Q for the fiscal quarters ended April 2, 2006, July 2, 2006 and October 1, 2006. These filings are available on a web site maintained by the SEC at http://www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

February 26, 2007	By:	George H. Hepburn III

Name: George H. Hepburn III
Title: Senior Vice President and Chief Financial Officer